Exhibit 2

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D with respect to the class A common stock, par value $1.00 per share, of Ryerson Tull, Inc.; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 5th day of June, 1998.


GREENHOUSE PARTNERS, L.P.                    GREENWAY PARTNERS, L.P.

                                             By:  Greenhouse Partners, L.P., its
                                                   general partner
By:  /s/ Gary K. Duberstein
    ------------------------------
    Gary K. Duberstein, general              By:  /s/ Gary K. Duberstein
      partner                                     ------------------------------
                                                  Gary K. Duberstein, general
                                                    partner

GREENHUT, L.L.C.                             GREENTREE PARTNERS, L.P.

                                             By:  Greenhut, L.L.C., its general
                                                   partner
By:  /s/ Gary K. Duberstein
    ------------------------------
    Gary K. Duberstein, Member               By:  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein, Member

GREENHUT OVERSEAS, L.L.C.                    GREENSEA OFFSHORE, L.P.

                                             By:  Greenhut Overseas, L.L.C., its
                                                  investment general partner
By:  /s/ Gary K. Duberstein
    ------------------------------
    Gary K. Duberstein, Member               By:  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein, Member

                                             GREENBELT CORP.

                                             By:  /s/ Alfred D. Kingsley
                                                  ------------------------------
                                                  Alfred D. Kingsley, President

                                                  /s/ Alfred D. Kingsley
                                                  ------------------------------
                                                  Alfred D. Kingsley

                                                  /s/ Gary K. Duberstein
                                                  ------------------------------
                                                  Gary K. Duberstein